UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 31, 2007 (July 31, 2007)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


          Tennessee                000-22490                  62-1120025
     ----------------           ----------------           ----------------
      (State or other            (Commission              (I.R.S. Employer
       jurisdiction              File Number)            Identification No.)
     of incorporation)

                      430 Airport Road
                   Greeneville, Tennessee                      37745
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          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated July 31, 2007, announcing that the Company's Board of Directors has approved a stock repurchase program for up to two million shares of the Company's common stock. The amount and timing of any repurchases will be at such prices as determined by management of the Company. Share repurchases may be commenced or suspended from time to time for any reason. The Company currently has approximately 29.5 million shares of common stock outstanding. Also, the attached press release announces that the Company's board has declared a quarterly cash dividend of $0.07 per share of common stock. The dividend is payable to the Company's shareholders of record at the close of business on August 30, 2007, and is expected to be paid on September 14, 2007.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

  (d) Exhibits. The following exhibit is being furnished as part of this Report.

              No.                                                Exhibit
---------------------------------            -----------------------------------

              99.1 Press Release of Forward Air Corporation dated July 31, 2007.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FORWARD AIR CORPORATION



Date: July 31, 2007             By: /s/ Matthew J. Jewell
                                    --------------------------------------------
                                    Matthew J. Jewell
                                    Senior Vice President, General Counsel
                                    and Secretary


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


                                  EXHIBIT INDEX

              No.                                               Exhibit
       ----------------           ----------------------------------------------

              99.1                Press Release of Forward Air Corporation dated
                                  July 31, 2007.